SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2004

CAROLINA BANK HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

North Carolina	000-31877	56-2215437
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

2604 Lawndale Avenue, Greensboro, NC	27408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 288-1898

Not Applicable

(Former address of principal executive offices)

Item 9.	Regulation FD Disclosure.

On February 3, 2004, the Registrant was a presenter at the Southeast Super-Community Bank Conference in Atlanta, Georgia sponsored by Margolin & Associates, Inc. The conference is attended by investment bankers, analysts and financial institution investors from across the United States. The Registrant’s “Power Point” presentation is attached as an exhibit to this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA BANK HOLDINGS, INC.

By:	/s/ Robert T. Braswell

Robert T. Braswell President

Dated: February 2, 2004

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99	Power Point Presentation at Southeast Super-Community Bank Conference.

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